Exhibit 10.39

~i ID§ '8 f1= 1b iSl strategic cooperation agreement Ef3 15 : ;3iUJllm!DJ1Jf•m~t% Party A: Shenzhen = ~Pr~ ., LTD ~~ttUll: : ~±Jllm7'6BF.l~7'6BF.lfli~*~~~~ 315 -'%~157'.JJI 8 ~ Address: 8th Floor, Yifang Building, No.315, Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen tft-U7?iffifflfttf3 : 91440300326265332U Unified Social Credit Identifier: 91440300326265332U ~~ft~A: Bi~ Legal representative: Bai Yong ~~A : ~;~rf; Contact: Cao Haizhu ~~15zt : 13420967419 , ninacao@szbestman.com contact information: 13420967419 • ninacao@szbestman.com Z 15 : PT KARYA MEDIS NUSA party B: PT KARYA MEDIS NUSANTA ___,I ~*~ith:tJ.t : Daan Mogot Arcadia Blok~ , JI. Daan Mogot KM. 21, Kel. Batuceper, Kee. Batucftr Ko¥A T~paN1,PrQ~~?-i p anten, 15122 Address: Daan Mogot Arcadia Blok Fl Nomor 6, JI. Daan Mogot KM. 21, Kel. Batuceper, Kee. Batuceper, Kota Tangerang, Provinsi Banten, 15122 m-i±7?iffimittf3 : Unified Social Credit Identifier: Legal representative: ~~A: PeggyYovies Contact: Peggy Yovies ~~15zt : import.kmn@gmail.com PT.

contact information : import.kmn@gmail.com - -i3'1'1=~¥Haffimi!n1J - , Purposes and principles of cooperation •~~n-n~•mfftt~g~.•~~ffla~~~-~~ffffimm~~nm~-m~ IfZ~g~IJB{]miDJU ' £~Jt?3'ti1}rffi ' 3-tm~r:rFtD-lSl : Based on the consensus of the two sides to complement each other, establish a strategic cooperative relationship, and jointly explore the Indonesian market. Based on the principle of equality and mutual benefit, after full consultation, we have reached the following agreement: = ' Mode of cooperation ~n•foJl.-j ~at-a{Jts-11=1:nt • Both parties intend to cooperate in one of the following way of cooperation. ~~nffi&~~t¥Jmw~~~n~m~~n~~~fi~~~~·~n~~-~~•~m Wt¥JW~·#foJ~n&a~~5-l~*M~t¥JW~- When Party B violates the scope of authorization of Party A or damages Party A's interests in other industries, Party A shall have the right to unilaterally terminate the authorization and claim compensation from Party B and the joint venture Company. ~n~~a~~a.m~*~~-~~m-~~~a~e~- The specific content of cooperation between the two parties shall be further clarified on the basis of this Agreement. ~ ~ HHr w~ ~ 00K Pf§ ,l~.t 00KF~JJU : ~7Ii~F P ~ : ;~ ±J 11 ffi !DJlfi ~Hi@fX ff~~~~ 5-l • ff Pff : cjJ~~illmHjJl9:17J~~~~'§J;~±Jllj¥j;ij~ff mK.!is- : 4100 8200 040 009 605

Agricultural Bank Receiving Account Information Account Type: US Dollar Account Company name: SHENZHEN BESTMAN INSTRUMENT CO.,LTD Company Address: 8th Floor, Yifang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen, China Account Number: 4100 8200 040 009 605 Beneficiary Bank SWIFT:ABOCCNBJ410 Name of Beneficiary Bank: AGRICULTURAL BANK OF CHINA SHENZHEN Bank Address: NO. 5008 SHEN NAN RD EAST SHENZHEN CHINA 1.ZE-*tt~-~E@~P~~m•~~w-~~M~~~ffiffiEW~·~E~ZE m 1~ ~ * n~@ □ Ill-*-t W41~ m E • 1. Party B buys out the right to produce and sell Party A's own products in Indonesia for a certain period at one time, and Party A provides Party B with technical guidance and sole material supplier 2.ZE~~F~*~~~·§W~rn• ~~E-*~ffi~~mmm~w~~PffiffiEW ~-ZE~~¥~ffi?~~ffllili~*~~*~~~- 2. Party Bin accordance with the product series models, authorized years, to Party A once to buy out its production and sales rights in India lndo-Asia, Party Bis the exclusive right to buy out the exclusive right to operate the product in the corresponding country. 3.~~~§WF~~ffi~ffi~ffi·~E~MZE~~p~~~FmM~~~~mmw, ~E~ZE§~m~~ZE~~~~~-~~ J.ili~~~~~-~~~-~~m-3. In order to ensure the quality and quality of authorized products, Party A retains the exclusive right to supply the raw materials for the production of Party B's buyout products, the scope of authorization from Party A to Party B, i.e., the provisions of Party B's buyout to Party A, should be based on the specific buyout agreement as the final basis. 4.~~~ZEmm~~P~ffl~~~~~~-~~ffi@~&~~~~Pffi@~~-

4. Party A shall provide Party B with system documents, operation instructions and necessary production guidance documents related to the purchased products. 5.El3Z~n~~Fffl~fi~~~~~~~ffi~~-~-~~~g~~~~~ - ~fflffi& ~~~~m~~nW~ ·Zn~fflmw~~ffim••El3n~ffl~~~~~~M~mw ~ n· 5. Party A and Party B shall strictly implement the provisions of the buyout agreement and the spirit of the contract. While protecting their own interests, Party B shall not violate the provisions of the Agreement and damage the rights and interests of the other party. Party B shall not produce or sell products beyond its power, and Party A shall not authorize any third party within the term of the agreement with the Territory. 6.Zn~~~a~~~ff~~mEl3n~~m•w~~~-El3n~w•n®~SM~~ tSl • mmHa5R:&Hx'. • 6. In the event that Party B produces substandard products or in any way that damages Party A's brand image and interests, Party A shall have the right to unilaterally terminate the Agreement without compensation and terminate the authorization in advance ~&~m. 7. If Party B requires Party A to purchase technical guidance and services other than the services, it shall pay Party A a reasonable technical service fee. 8. El3nITT~~§;'JMflJJ ~EiiL,\ffl)(S{JID/ 7'.J BF-560 w BF-610 ~ - i:J=~91%££".31S<'. 0 8. B purchases from Party A the exclusive right to operate the Fetal Doppler products, models BF-560 and BF-610, for three years. 9. •g BF-s6o c £§.!!&ft:!= ) astitm1*.m7'.J 28 ~ 7r,/g • ~ g BF-610 < t§.!1£1* ) as1~:m filffl7'.J178~7r,/g.ffl!1£~~~•~Ej3n mffl~~~ ffl!1&~•7'.J~-z~~~El3n~ 9. The supply price of BF-560 (assembled parts) is US$28/unit, and the supply • price of BF-610 (assembled parts) is US$178/unit. The list of assembled parts is based on the list of products assembled provided by Party A, and Party B has to ~ •.i.1 I ·;1~ ME, complete the assembly of the products, production, inspection and other aspects under Party A's guidance.

10. BF-560 的供货价格在达到，首年采购量达到 400 台、第二年采购量达到 800 台，第三年采购量达到 1500 台，超出部分的采购单价为 26 美元/台,若乙方未能完成此条的年度采购数量，则甲方有权提前解除授权。

10. BF-560 supply price in the reach, the first year the purchase volume of 400 units, the second year the purchase volume of 800 units, the third year the purchase volume of 1,500 units, exceeding the part of the purchase unit price of US$ 26 / unit, if Party B fails to complete the annual purchase of the number of this article, Party A has the right to terminate the authorization in advance.

11. BF-610 的供货价格在达到，首年采购量达到 50 台、第二年采购量达到 100 台，第三年采购量达到 200 台，超出部分的采购单价为 168 美元/台，若乙方未能完成此条的年度采购数量，则甲方有权提前解除授权。

11. the supply price of BF-610 in the reach, the first year of procurement volume reached 50 units, the second year of procurement volume reached 100 units, the third year of procurement volume reached 200 units, exceeding the part of the purchase unit price of US $ 168 / unit, if Party B fails to complete the annual purchase quantity of this article, Party A has the right to terminate the authorization in advance.

12. Party B shall pay Party A a lump sum of US$2,000 as the cooperation deposit within 7 days from the date of signing the agreement. This guarantee can be deducted from the payment of goods after 1 year. (Offset description: BF-560 products, the cumulative number of purchases of 2700 units or more, can be offset against 1000 U.S. dollars. BF-610 products, the cumulative number of purchases of 350 units or more, can be offset against 1000 U.S. dollars.)

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If the agreement is terminated prematurely for any other reason, the deposit will not be refunded. 13. 3~1.J~Utti><. · Z,1.Jfo.JEl3:t53Z1-ti3"1l1~¥HIE#iS"1 · :X~:15~0~/Jx~IBHiBS~)j\i!f=oJ : 13. When both parties sign the agreement, and Party B pay the a cooperation deposit to Party A, then both parties form a substantial technology license. M.Z,:t5~FfflW~El3:t5~~~ffi~·fo.lffi~-~ffii3~*~F~ · Z,:t5~3~F~~ flif~ , ~f§ , t4tB~:i:1m:Bi~ 0 14. Party B shall strictly follow Party A's operating instructions to provide the market with products that meet the requirements, and Party B shall be fully responsible for the sales, after-sales and disputes of the local products. 1s. Z,:t5~3z:f1:W:m - ~~~mm 0 15. Party B shall pay for freight transportation, customs clearance and other expenses. , Entry into force of the Agreement 1-*~~;~~fil .Ef!Z,~1.J&~;B , ~~~~~~~~ 0 *~~~~15~~~* A~~*#MM~ ~8~~ffl f§~~~8~~~ 0 1 • This Agreement is made in two originals, with one held by each party and both originals shall be equally authentic. This Agreement shall come into force on the agreed date after it is signed and affixed with the official seal or special contract seal by the authorized signatories of both parties. 2 • The term of cooperation hereof shall be [5] years, that is, from March 1, 2024 to February 28, 2029. One month before the expiration of the term of cooperation, if either party wants to continue the cooperation, it shall notify the other party in writing to renew the contract; otherwise, this Agreement will automatically terminate upon expiration . ... .....

3•*mW~*~mw&~~~*mw~~9~2m~W9·~*mWH~~w~~~ 1J 0 3 • The supplementary agreements and attachments to this Agreement are an integral part of this Agreement and have the same legal effect as this Agreement. 4·tt*mw~~M~·~h~~~~&*mw~~@·#~~~~~ff~a~~tt~ t5V¥□ tJ F itn'ti t5Z. fU • 4 · During the term of this Agreement, both parties shall not violate the contents hereof, and both parties shall reserve to the other party the right of priority and exclusivity in undertaking cooperation. fill • Law application and dispute resolution 1 • *tbi.>l~;11J ·~~ff· ~~ • =t1lnlDfffi:iJEBT*tbi.>l~l@~$i.'.x'.Jill~fflcp$AB:;~ ;fO~;fD 3h.Pfrtt ~ a<J~~ • 1 • The validity, interpretation, modification, performance and any dispute arising out of this Agreement shall be governed by the laws of the People's Republic of China and the country where Party B is located. 2-~~n*mwffi~~~•w~~*mw~~~-m•w•mW§~JillRM~fimffi M~;~m~~~~·ffW-h~~~m~w~~Mtt~~--~~A~~~RMWill M~· 2 • Any dispute arising out of or in connection with this Agreement shall be settled by the parties through friendly negotiation. If no agreement can be reached through negotiation, either party shall have the right to apply to the people's court with jurisdiction in the place where the defendant is located for settlement through litigation. 3-~F~ffW$WRffW$WITttWill~•mW§~m••~n*mW~$WW9~ 3 • When any dispute arises and any dispute is under litigation, the parties shall • continue to perform the undisputed portion of this Agreement.

[There is no text at the end of this line, which is the agreement signing area] EJ3n ( ~~ > : Z,15 (~~): Party A (Seal) . Party B (Seal) , SA~T f~HJUt~ ( ~!¥ ) : ./}vi,µ . ~ f-e~ C ~!¥ ) : Pf Gr.Gi'-f 'i, m.1 lG_s Authorized Representative Authorized Representative (Sig~~~ _ (_ (Signature) B M : ~ ~ J:3 ~ B M :'de') Y ~ _2_ F.1 -2:k B Date~~e~J -;;;;;nth_JDay Date ::01-~ Year ~ Month ?-~Day ) •